January 28, 2020

Supplement to the Aware Ultra-Short Duration Enhanced Income ETF (the “Fund”)
Prospectus dated January 9, 2019, as previously supplemented, and Summary Prospectus dated April 12, 2019
In order to reflect certain changes to the categorizations set by the relevant standard-setting and regulatory support organization applicable to U.S. insurance companies, effective March 31, 2020, the Fund’s Investment Objective is replaced with the following:
The Aware Ultra-Short Duration Enhanced Income ETF (the “Fund”) seeks to maximize current income targeting a yield of 0.75% to 1.00% over the yield of the most recently issued 3-month U.S. Treasury bill while maintaining a portfolio consistent with the preservation of capital and daily liquidity designed to meet the requirements of the relevant standard-setting and regulatory support organization applicable to U.S. insurance companies for treatment equivalent to that of investment grade securities held by a U.S. insurance company, while striving to achieve the status denoting the most favorable numerical group of credit quality categories for such investments held by U.S. insurance companies.
Please retain this Supplement with the Prospectus and Summary Prospectus